Financial Instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial Instruments	Financial Instruments
Total return swaps on share-based compensation units
The Company has total return swap (TRS) agreements with financial institutions to manage its exposure to changes in the fair value the Company's shares for certain cash-settled share-based payment obligations. The Company has designated the TRSs related to its RSUs as a cash flow hedge, with a notional amount of $31.7 maturing between 2026 and 2028.

The fair value of the TRSs are based on the difference between the hedged price and the fair value of the Company’s common shares and are recorded in other assets (note 14). For the year ended December 31, 2025, the TRSs related to the Company's RSUs had a fair value of $6.1 (2024 - $10.7), a gain of $5.1 ($3.8 net of tax) (2024 - $2.4
($1.8 net of tax)) in OCI, and a gain of $7.0 (2024 - gain of $5.5) was reclassified to the consolidated statements of income, in administrative and marketing expenses. The TRSs related to the Company's PSUs and DSUs, for which hedge accounting was not applied, had a net fair value of $7.0 (2024 - $8.2) and a gain of $9.2 (2024 - $1.1) which was recognized in administrative and marketing expenses in the consolidated statements of income.

There is an economic relationship between these TRSs and the obligation for RSUs because the terms of the two instruments match (i.e., notional amount and payment). The Company has established a hedge ratio of 1:1 for the hedging relationship as the underlying risk of the TRSs are identical to the hedged risk component.

Credit risk
Assets that subject the Company to credit risk consist primarily of cash and cash equivalents, trade and other receivables, unbilled receivables, contract assets, investments held for self-insured liabilities, holdbacks on long-term contracts, and other financial assets. The Company’s maximum amount of credit risk exposure is limited to the carrying amount of these assets, which at December 31, 2025, was $2,873.7 (2024 – $2,702.7).

The Company limits its exposure to credit risk by placing its cash and cash equivalents in high-quality credit institutions. Investments held for self-insured liabilities include corporate bonds and equity securities. The Company believes the risk associated with corporate bonds and equity securities is mitigated by the overall quality and mix of the Company’s investment portfolio. Virtually all bonds held by the Company are investment grade, and none are past due. The Company monitors changes in credit risk by tracking published external credit ratings.

The Company mitigates the risk associated with trade and other receivables, unbilled receivables, contract assets, and holdbacks on long-term contracts by providing services to diverse clients in various industries and sectors of the economy. In addition, management reviews trade and other receivables past due on an ongoing basis to identify matters that could potentially delay the collection of funds at an early stage. The Company does not concentrate its credit risk in any particular client, industry, or economic sector.

The Company monitors trade receivables to an internal target of days of revenue in trade receivables. At December 31, 2025, the days of revenue in trade receivables was 55 days (2024 – 61 days).

The lifetime ECLs relating to financial assets are outlined in the table below:

	Total	1–30	31–60	61–90	91–120	121+
December 31, 2025	$	$	$	$	$	$
Expected loss rate		0.08%	0.11%	0.28%	0.73%	1.50%
Gross carrying amount	2,253.7	1,731.7	274.7	106.1	41.0	100.2
Loss allowance provision, end of the year	3.7	1.3	0.3	0.3	0.3	1.5
December 31, 2024
Expected loss rate		0.07%	0.11%	0.25%	0.55%	1.49%
Gross carrying amount	2,271.8	1,642.6	380.6	118.3	36.1	94.2
Loss allowance provision, end of the year	3.5	1.2	0.4	0.3	0.2	1.4

Bonds carried at FVOCI are considered to be low risk; therefore, the impairment provision is determined to be the 12-month ECL.

Price risk
The Company’s investments held for self-insured liabilities are exposed to price risk arising from changes in the market values of the equity securities. This risk is mitigated because the portfolio of equity funds is monitored regularly and appropriately diversified. For the Company's investments held for self-insured liabilities, a 5% increase or decrease in equity prices at December 31, 2025, would increase or decrease the Company’s net income by $3.2 (2024 - $2.8), respectively.

The Company is also exposed to changes in its share price arising from its cash-settled share-based payments as the Company's obligations under these arrangements are based on the price of the Company's shares. The Company mitigates a significant portion of its exposure to this risk for its PSUs, RSUs, and DSUs by entering into TRSs.
Liquidity risk
The Company meets its liquidity needs through various sources, including cash generated from operations, issuing senior unsecured notes, borrowings from its $1.2 billion senior revolving credit facility, US$100 bilateral revolving credit facility, term loan and bilateral facilities, multicurrency, and overdraft credit facilities, and the issuance of common shares. The unused capacity of all credit facilities at December 31, 2025, was $1,325.4 (2024 – $563.2) and the Company also has access to additional funds of $600 under its syndicated credit facilities (note 16). The Company believes that it has sufficient resources to meet obligations associated with its financial liabilities.

The timing of undiscounted cash outflows relating to financial liabilities is outlined in the table below:

	Total	Less than 1 Year	1 to 3 Years	After 3 Years
	$	$	$	$
December 31, 2025
Bank indebtedness	29.6	29.6	—	—
Trade and other payables	1,125.3	1,125.3	—	—
Lease liabilities	829.4	142.9	275.6	410.9
Long-term debt	1,830.3	298.5	679.0	852.8
Other financial liabilities	24.2	15.4	8.8	—
Total contractual obligations	3,838.8	1,611.7	963.4	1,263.7
December 31, 2024
Bank indebtedness	17.1	17.1	—	—
Trade and other payables	1,018.7	1,018.7	—	—
Lease liabilities	741.6	140.4	266.6	334.6
Long-term debt	1,390.9	178.6	546.0	666.3
Other financial liabilities	7.7	6.8	0.9	—
Total contractual obligations	3,176.0	1,361.6	813.5	1,000.9

Interest rate risk
The Company is subject to interest rate cash flow risk to the extent that its credit and term loan facilities are based on floating interest rates. The Company is also subject to interest rate pricing risk to the extent that its investments held for self-insured liabilities include fixed-rate government and corporate bonds. If the interest rate on the Company’s credit and term loan facilities at December 31, 2025, was 1% higher or lower, with all other variables held constant, net income would decrease or increase by $3.4 (2024 - $5.3), respectively.

Foreign exchange risk
Foreign exchange risk is the risk that the fair value of the future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Foreign exchange gains or losses in net income arise on the translation of foreign currency-denominated assets and liabilities (such as trade and other receivables, bank indebtedness, trade and other payables, and long-term debt) held in the Company’s Canadian operations and foreign subsidiaries. The Company manages its exposure to foreign exchange fluctuations on these items by matching foreign currency assets with foreign currency liabilities and, from time to time, through the use of foreign currency forward contracts.

Foreign exchange fluctuations may also arise on the translation of foreign subsidiaries, where the functional currency is different from the Canadian dollar, and are recorded in other comprehensive income. The Company does not hedge for this foreign exchange risk.